UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2005

CKX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17436	27-0118168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Madison Avenue
	New York, New York	10022
	(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (212) 838-3100

(Former Name or Former Address, if

Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1 ON FORM 8-K/A

CKX, INC.

October 25, 2005

On August 10, 2005, the Company filed a Current Report on Form 8-K dated August 9, 2005 with the Securities and Exchange Commission, with respect to its acquisition of Morra, Brezner, Steinberg & Tenenbaum Entertainment, Inc.  (the “Current Report”). This Amendment No. 1 on Form 8-K/A amends the Current Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

THIS AMENDMENT NO. 1 ON FORM 8-K/A AMENDS ITEM 9.01 OF THE CURRENT REPORT TO ADD THE FOLLOWING:

(a) Financial Statement of Businesses Acquired

In accordance with Item 9.01(a) of Form 8-K, the financial statements required pursuant to Regulation S-X are filed as Exhibit 99.2 and 99.3 with this Form 8-K/A.

(b) Pro forma financial information

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X are filed as Exhibit 99.4 with this Form 8-K/A.

(d) Exhibits

The following Exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.	Description
99.1 *	Press Release issued by the Company dated August 10, 2005.
99.2	Morra, Brezner, Steinberg & Tenenbaum Entertainment, Inc., StepTeco, Inc. and Focus Enterprises, Inc. Combined Financial Statements as of and for the year ended December 31, 2004.
99.3

Morra, Brezner, Steinberg & Tenenbaum Entertainment, Inc., StepTeco, Inc. and Focus Enterprises, Inc. Unaudited Combined Financial Statements as of June 30, 2005 and for the six months ended June 30, 2005 and 2004.

99.4	Unaudited Pro Forma Condensed Combined Financial Information.

*                 Filed as an exhibit to the Company’s Current Report on Form 8-K filed on August 10, 2005 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CKX, INC.

	BY:	/s/ Thomas P. Benson
	Name:	Thomas P. Benson
	Title:	Chief Financial Officer
and Executive Vice
President

DATE: October 25, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
99.2	Morra, Brezner, Steinberg & Tenenbaum Entertainment, Inc., StepTeco, Inc. and Focus Enterprises, Inc. Combined Financial Statements as of and for the year ended December 31, 2004.
99.3

Morra, Brezner, Steinberg & Tenenbaum Entertainment, Inc., StepTeco, Inc. and Focus Enterprises, Inc. Unaudited Combined Financial Statements as of June 30, 2005 and for the six months ended June 30, 2005 and 2004.

99.4	Unaudited Pro Forma Condensed Combined Financial Information.